UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of
Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Debt Fund
Hatteras Long/Short Equity Fund
 Hatteras Hedged Strategies Fund
Hatteras Managed Futures Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(877) 569-2382

INFORMATION STATEMENT
July 25, 2014

This Information Statement is being furnished by the Board of Trustees (the “Board”) of Hatteras Alternative Mutual Funds Trust (the “Trust”), to the shareholders of its series, Hatteras Alpha Hedged Strategies Fund (“Alpha”), Hatteras Long/Short Debt Fund (“Long/Short Debt”), Hatteras Long/Short Equity Fund (“Long/Short Equity”), Hatteras Hedged Strategies Fund (“Hedged Strategies”) and Hatteras Managed Futures Strategies Fund (“Managed Futures”) (collectively, the “Funds”), in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”). Under the Order, Hatteras Funds, LLC (the “Advisor”), the Funds’ investment advisor, may enter into and materially amend agreements with sub-advisors and trading advisors, subject to approval of the Board but without obtaining shareholder approval.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Background and Legal Analysis. As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds, each a series of Underlying Funds Trust (“Underlying Funds”). The Advisor is responsible for selecting sub-advisors (collectively, the “Sub-Advisors”) to manage the assets of the Underlying Funds in which each Fund invests. The Sub-Advisors are engaged to manage the investments of the Underlying Funds in accordance with each Underlying Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board. Each Sub-Advisor is responsible, subject to the supervision and control of the Advisor and the Board, for the purchase, retention and sale of securities or other investments in the portion of each Underlying Fund’s investment portfolio under its management.

To facilitate the efficient supervision and management of the Sub-Advisors by the Advisor and the Board, the Trust and the Advisor applied for, and the SEC approved, the Order, which permits the Advisor, subject to certain conditions and approval by the Board but without shareholder approval, to hire new Sub-Advisors, change the terms of particular agreements with Sub-Advisors or continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory or trading advisor agreement. As a condition of the Order, the Advisor is obligated to provide shareholders with certain information regarding each Sub-Advisor in the form of an information statement (the “Information Statement”) meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended, except as modified to permit aggregate fee disclosure.

Effective June 30, 2014, the Advisor purchased substantially all the assets related to the business operations of Hatteras Alternative Mutual Funds, LLC (“HAMF”), the prior investment adviser to the Funds, and assumed certain liabilities of HAMF (the “Purchase”). The Purchase resulted in a change in control of HAMF and, therefore, constituted an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of the existing investment management agreement (the “Prior Management Agreement”) between HAMF and the Underlying Funds. The Prior Management Agreement automatically terminated upon its assignment pursuant to certain provisions of the 1940 Act and was replaced by a new investment advisory agreement between the Advisor and the Underlying Funds that was approved by shareholders of the Underlying Funds.

The termination of the Prior Management Agreement also resulted in the termination of each sub-advisory agreement and trading agreement with respect to the Underlying Funds between HAMF and the Underlying Funds’ investment sub-advisors (the “Prior Sub-Advisors”) and trading advisors (the “Prior Trading Advisors”). Consequently, the Board approved new sub-advisory and trading agreements that became effective July 1, 2014 with each of the Prior Sub-Advisors and Prior Trading Advisors described below. Additionally, at a meeting of the Board on May 28, 2014, the Board approved the addition of the three new sub-advisors described below (the “New Sub-Advisors”).

This Information Statement is being provided in light of the Board’s approval of the new sub-advisory agreements with the Prior Sub-Advisors and New Sub-Advisors and new trading agreements with the Prior Trading Advisors.

On November 21, 2013, at an in-person meeting of the Board, a majority of the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), after having met in an executive session with independent counsel, voted to approve new Sub-Advisory Agreements (each a “Sub-Advisory Agreement”) and new Trading Agreements (each a “Trading Agreement”) by and among the Advisor, the Underlying Funds Trust, on behalf of the Underlying Funds, and each of the following Prior Sub-Advisors and Prior Trading Advisors:

Prior Sub-Advisors	Prior Trading Advisors
Amundi Smith Breeden LLC
Apis Capital Advisors, LLC
Coe Capital Management, LLC
FrontFour Capital Group LLC
GAMCO Asset Management Inc.
ISF Management, LLC
KeyPoint Capital Management, LLC
MeehanCombs, LP
Mountaineer Partners Management, LLC
MP Securitized Credit Partners L.P.
Nicholas Investment Partners, L.P.
OMT Capital Management, LLC
Phoenix Investment Adviser LLC
Raven Rock Capital Management, LLC
Sound Point Capital Management, L.P.
White Oak Global Advisors, LLC

Dominion Capital Management Fund Advisors, Inc. Northfield Trading, LP Revolution Capital Management, LLC

On March 4, 2014, at an in-person meeting of the Board, a majority of the Board, including a majority of the Independent Trustees, after having met in an executive session with independent counsel, voted to approve new Sub-Advisory Agreements (each a “Sub-Advisory Agreement”) by and among the Advisor, the Underlying Funds Trust, on behalf of the Underlying Funds, and each of the following Prior Sub-Advisors:

Prior Sub-Advisors
Chartwell Investment Partners, Inc. Jadwin Partners, LLC

On May 28, 2014, at an in-person meeting of the Board, a majority of the Board, including a majority of the Independent Trustees, after having met in an executive session with independent counsel, voted to approve new Sub-Advisory Agreements (each a “Sub-Advisory Agreement”) by and among the Advisor, the Underlying Funds Trust, on behalf of the Underlying Funds, and each of the following New Sub-Advisors:

New Sub-Advisors
Boardman Bay Capital Management LLC Lutetium Capital, LP Moab Capital Partners, LLC

The form of Sub-Advisory Agreement that the Board approved is attached as Exhibit A and the form of Trading Agreement that the Board approved is attached at Exhibit B.

On November 21, 2013 and March 4, 2014 with respect to the Prior Sub-Advisors and Prior Trading Advisors and on May 28, 2014 with respect to the New Sub-Advisors, the Board, including a majority of the Independent Trustees, in approving each Sub-Advisory Agreement and each Trading Agreement, determined that the terms and conditions of each Sub-Advisory Agreement and each Trading Agreement were fair to, and in the best interests of, each Fund and its respective shareholders. The Board received information from the Trust’s legal counsel regarding their duties and responsibilities under the 1940 Act in approving each Sub-Advisory Agreement and each Trading Agreement. In connection with its approval of each Sub-Advisory Agreement and each Trading Agreement, the Board considered the following factors:

•	The overall investment performance of each Sub-Advisor and Trading Advisor;
•	The nature, scope and quality of the services to be provided by each Sub-Advisor and Trading Advisor;
•	The costs of the services to be provided by each Sub-Advisor and Trading Advisor and the structure of each Sub-Advisor’s and Trading Advisor’s fees;
•	The extent to which economies of scale would be realized as an Underlying Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and
•	The profits to be realized by each Sub-Advisor and Trading Advisor and their affiliates from the relationship with the Underlying Funds.

None of these factors was determinative in the Board’s decision to approve each Sub-Advisory Agreement and each Trading Agreement, but each was a factor in the Independent Trustees’ consideration.

Regarding each of the Prior Sub-Advisors, Prior Trading Advisors and New Sub-Advisors, the Independent Trustees discussed and considered materials which had been distributed to them in advance of the respective meeting and prepared by each such firm in response to a questionnaire provided by the Advisor and by Fund counsel with respect to certain matters that the Advisor and Fund counsel believed relevant to the approval of each Sub-Advisory Agreement and Trading Agreement under Section 15 of the 1940 Act. These materials included, among other things, information regarding: (a) each firm’s financial soundness and ability to honor any applicable expense reimbursement commitment; (b) information on economies of scale (if any) resulting from growth of the Underlying Funds’ assets; (c) the timeliness, adequacy and quality of information supplied by each firm in response to the requests of the Advisor and the Independent Trustees; (d) regulatory issues; (e) each firm’s compliance program and chief compliance officer; and (f) other material factors affecting each firm. The Independent Trustees then discussed each sub-advisory or trading arrangement, as applicable, with representatives of the Advisor and, with respect to each New Sub-Advisor, with representatives of such New Sub-Advisor.

Regarding each of the Prior Sub-Advisors, Prior Trading Advisors and New Sub-Advisors, the Board considered, among other things, the following:

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Amundi Smith Breeden LLC (“Amundi”). Amundi is located at 280 South Mangum Street, Suite 301, Durham, North Carolina 27701 and is a registered investment adviser. Amundi provides investment management services to a variety of clients, including banks, investment companies, pooled investment vehicles, government entities and insurance companies. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Amundi and the continuing fit of the team’s long/short debt strategy within the strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Amundi and its predecessor have been a Sub-Advisor to the Underlying Funds since 2002.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Apis Capital Advisors, LLC (“Apis”). Apis is located at 90 Park Avenue, 18th floor, New York, New York, 10016 and is a registered investment adviser. Apis provides discretionary investment advisory services to investment companies and other pooled investment vehicles. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Apis and the fit of Apis’ long/short equity strategy within the strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Apis has been a Sub-Advisor to the Underlying Funds since 2013.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Boardman Bay Capital Management LLC (“Boardman”). Boardman is located at 1120 Avenue of the Americas, 4th floor, New York, New York 10036 and is a registered investment adviser. Boardman provides discretionary and/or non-discretionary investment advice to other private investment funds and/or separately managed accounts. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Boardman and the fit of the strategy to be employed by Boardman within the strategies employed by the Underlying Funds.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Chartwell Investment Partners (“Chartwell”). Chartwell is located at 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312 and is a registered investment adviser. Chartwell provides portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, charitable organizations, other corporate entities and state and municipal governments. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Chartwell and the continuing fit of the team’s long/short equity strategy within the strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Chartwell has been a Sub-Advisor to the Underlying Funds since 2011.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Coe Capital Management, LLC (“Coe”). Coe is located at 9 Parkway North, Suite 325, Deerfield, Illinois 60015 and is a registered investment adviser. Coe provides portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and other investment advisors. In approving the Sub-Advisory Agreement, the Board considered the continuing favorable portfolio fit of Coe’s fundamental, long/short equity strategy within the strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Coe has been a sub-advisor to the Underlying Funds since 2011.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with FrontFour Capital Group LLC (“FrontFour”). FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, Connecticut 06902, and is a registered investment adviser. FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles. In approving the Sub-Advisory Agreement, the Board considered the continuing favorable portfolio fit of FrontFour’s event driven strategy and pairing fundamental analysis with the identification of specific catalysts within the strategies employed by the Underlying Funds and FrontFour’s contribution to the Funds’ overall performance. The Board also considered that FrontFour has been a sub-advisor to the Underlying Funds since 2007.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with GAMCO Asset Management Inc. (“GAMCO”). GAMCO is located at One Corporate Center, Rye, New York 10580, and is a registered investment adviser. GAMCO provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, foundations, charitable organizations, pension and profit sharing plans, pooled investment vehicles, banking or thrift institutions, other corporate entities, and state and municipal governments. In approving the Sub-Advisory Agreement with GAMCO, the Board considered GAMCO’s research driven, value-oriented investment process, its merger arbitrage experience and GAMCO’s contribution to the Funds’ overall performance.  The Board also considered that GAMCO has been a sub-advisor to the Underlying Funds since 2005.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with ISF Management LLC (“ISF”). ISF is located at 767 Third Avenue, 6th Floor, New York, New York 10017, and is a registered investment adviser. ISF provides portfolio management services to investment companies and other pooled investment vehicles. In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of ISF’s investment processes within the current strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance.  The Board also considered that ISF has been a sub-advisor to the Underlying Funds since 2010.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Jadwin Partners LLC (“Jadwin”). Jadwin is located at One Embarcadero Center, 29th Floor, San Francisco, California, 94111 and is a registered investment adviser. Jadwin provides investment management services to investment companies and other pooled investment vehicles. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Jadwin and the fit of Jadwin’s long/short equity and market neutral strategies within the strategies employed by the Underlying Funds. The Board also considered that Jadwin has been a sub-advisor to the Underlying Funds since 2014.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with KeyPoint Capital Management, LLC (“KeyPoint”).  KeyPoint is located at 3100 Monticello Avenue, Suite 400, Dallas, Texas 75205, and is a registered investment adviser. KeyPoint provides portfolio management services to investment companies, other pooled investment vehicles and pension and profit sharing plans. In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of KeyPoint’s real estate equity strategy within the current strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that KeyPoint has been a sub-advisor to the Underlying Funds since 2012.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Lutetium Capital, LP (“Lutetium”).  Lutetium is located at Metro Center, One Station Place, Stamford, Connecticut 06902 and is a registered investment adviser. Lutetium provides investment advisory services on a discretionary basis to commingled investment vehicles intended for institutional investors and other sophisticated investors. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Lutetium and the firm’s investment strategy within the current strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with MeehanCombs, LP. MeehanCombs is located at 660 Steamboat Road, Greenwich, Connecticut 06830 and is a registered investment adviser. MeehanCombs provides investment advice and portfolio management services to pooled investment vehicles. In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of MeehanCombs’ opportunistic long/short credit hedge strategy focused on Europe within the current strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that MeehanCombs has been a sub-advisor to the Underlying Funds since 2013.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Moab Capital Partners, LLC (“Moab”). Moab is located at 15 East 62nd Street, New York, New York 10065 and is a registered investment adviser. Moab provides investment advisory services to high net worth individuals, pooled investment vehicles and general partnerships. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Moab and the fit of Moab’s event driven strategy within the strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Mountaineer Partners Management, LLC (“Mountaineer”). Mountaineer is located at 150 East 58th Street, 14th Floor, New York, New York 10155 and is a registered investment adviser. Mountaineer provides discretionary investment advisory services to U.S. and non-U.S. private investment funds intended for sophisticated investors and institutional investors. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Mountaineer and the fit of Mountaineer’s strategy within the strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Mountaineer has been a sub-advisor to the Underlying Funds since 2013.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with MP Securitized Credit Partners, L.P (“MP”). MP is located at 520 Madison Avenue, 35th Floor, New York, New York 10022 and is a registered investment adviser. MP provides investment management services to private funds and separately managed accounts. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at MP and the fit of MP’s long/short debt strategy within the strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Nicholas Investment Partners, L.P (“Nicholas”). Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, California 92067 and is a registered investment adviser. Nicholas provides investment advice and portfolio management services to high net worth individuals, investment companies and other pooled investment vehicles. In approving the Sub-Advisory Agreement with Nicholas, the Board considered Nicholas’s expertise with regard to exploiting market inefficiencies to identify undervalued securities with event-driven catalysts, focusing on distressed, bankrupt, spin-off, pair trades, and other situations, and Nicholas’s contribution to the Funds’ overall performance. The Board also considered that Nicholas has been a sub-advisor to the Underlying Funds since 2007.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with OMT Capital Management, LLC (“OMT”).  OMT is located at One Montgomery Street, Suite 3300, San Francisco, California 94104 and is a registered investment adviser. OMT provides investment advice and portfolio management services to institutional and individual investors and pooled investment vehicles. In approving the Sub-Advisory Agreement with OMT, the Board considered OMT’s experience and expertise with regard to its long/short investment strategy, its emphasis on investments in the technology, healthcare, business services and consumer related sectors, its performance history and its contribution to the Funds’ overall performance. The Board also considered that OMT has been a sub-advisor to the Underlying Funds since 2010.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Phoenix Investment Adviser, LLC (“Phoenix”). Phoenix is located at 420 Lexington Avenue, Suite 2040, New York, New York 10170 and is a registered investment adviser. Phoenix provides investment advisory services to clients including businesses and pooled investment vehicles. In approving the Sub-Advisory Agreement, the Board considered the merits of the investment team at Phoenix and the fit of Phoenix’s long/short debt strategy within the strategies employed by the Underlying Funds.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Raven Rock Capital, LLC (“Raven Rock”).  Raven Rock is located at 55 Vilcom Center, Suite 240, Chapel Hill, North Carolina 27514 and is a registered investment adviser. Raven Rock provides portfolio management services to investment companies and other pooled investment vehicles. In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of Raven Rock’s multi-strategy investment processes within the current strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Raven Rock has been a sub-advisor to the Underlying Funds since 2011.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Sound Point Capital Management, L.P. (“Sound Point”).  Sound Point is located at 1185 Avenue of the Americas, 36th Floor, New York, New York 10036 and is a registered investment adviser. Sound Point provides portfolio management services to high net worth individuals, investment companies, pooled investment vehicles and trusts. In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of Sound Point’s fundamental and research intensive investment process within the current strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Sound Point has been a sub-advisor to the Underlying Funds since 2011.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with White Oak Global Advisors, LLC (“White Oak”). White Oak is located at 88 Kearney Street, Fourth Floor, San Francisco, California 94108 and is a registered investment adviser. White Oak provides portfolio management services to pooled investment vehicles, pension and profit sharing plans, corporations and other investment advisors. In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of White Oak’s event driven strategy within the current strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that White Oak has been a sub-advisor to the Underlying Funds since 2012.

Considerations of the Board of Trustees regarding the Trading Agreement with Dominion Capital Management Fund Advisors, Inc. (“Dominion”). Dominion is located at 12935 S. West Bayshore Dr., Suite 420, Traverse City, Michigan 49684 and is a registered investment adviser and a registered commodity trading advisor (“CTA”). Dominion provides trading services to high net worth individuals. In approving the Trading Agreement, the Board considered the favorable portfolio fit of Dominion’s short-term systematic momentum trading strategy within the current strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Dominion has been a trading advisor to the Underlying Funds since 2012.

Considerations of the Board of Trustees regarding the Trading Agreement with Northfield Trading LP (“Northfield”). Northfield is located at 3609 S. Wadsworth, Suite 250, Denver, Colorado 80235 and is a registered investment adviser and a registered CTA. Northfield provides trading services to high net worth individuals and pooled investment vehicles. In approving the Trading Agreement, the Board considered the favorable portfolio fit of Northfield’s systematic short and intermediate term time frame strategy within the current strategies employed by the Underlying Funds and potential contribution to the Funds’ overall performance. The Board also considered that Northfield has been a trading advisor to the Underlying Funds since 2012.

Considerations of the Board of Trustees regarding the Trading Agreement with Revolution Capital Management, LLC (“Revolution”). Revolution is located at 520 Zang Street, Suite 209, Broomfield, Colorado 80021 and is registered as a CTA. Revolution provides trading services to high-net worth individuals and institutional investors. In approving the Trading Agreement, the Board considered the favorable portfolio fit of Revolution’s systematic short to intermediate term time frame strategy within the current strategies employed by the Underlying Funds and its contribution to the Funds’ overall performance. The Board also considered that Revolution has been a trading advisor to the Underlying Funds since 2012.

After reviewing each Sub-Advisory Agreement and each Trading Agreement, the Board assessed the overall quality of services to be provided by each firm to the Underlying Funds. The Board considered each firm’s specific responsibilities in all aspects of day-to-day portfolio management of the respective Underlying Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at each firm involved in day-to-day portfolio activities. The Board reviewed the representations by the Advisor’s Chief Compliance Officer in connection with each sub-advisor’s and trading advisor’s compliance procedures and any material compliance issues that had been brought to their attention with respect to each firm. The Board concluded that each sub-advisor and trading advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under its respective Sub-Advisory Agreement or Trading Agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Board then turned to a more focused review of the cost of services and the structure of the fees under each Sub-Advisory Agreement and Trading Agreement. The Board noted that the fees under each Sub-Advisory Agreement and each Trading Agreement for the Prior Sub-Advisors and Prior Trading Advisors, respectively, were identical to those under each firm’s prior sub-advisory agreement or trading agreement, respectively. The Advisor noted that the fees under each Sub-Advisory Agreement and each Trading Agreement are paid by the Advisor from its advisory fee. The Board considered the effect on the Advisor’s profitability that each Sub-Advisory Agreement and each Trading Agreement would have, noting that there would be none.

The Board concluded that the nature and scope of the services to be provided was reasonable and appropriate in relation to the fee payable under each Sub-Advisory Agreement and each Trading Agreement.

Based on the factors discussed above, the Board approved each Sub-Advisory Agreement and each Trading Agreement.

Summary of the Sub-Advisory Agreement and the Trading Agreement (collectively, the “Agreements”). The following description is only a summary of the material terms of the Agreements. Although substantially the same, certain of the Agreements may contain non-material provisions not contained in most of the other Agreements. A form of the Sub-Advisory Agreement is attached at Exhibit A and a form of the Trading Agreement is attached at Exhibit B, and each should be referenced for its specific terms. Each Agreement has an initial term of two years as permitted by the 1940 Act. Each of the firms relies upon respective portfolio managers for the day-to-day management of the portion of the Underlying Funds’ portfolio that it manages or trades. The Agreements provide that following the initial term of two years, each will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board and by a majority of the Independent Trustees at an in-person meeting called for the purpose of voting on such approval. The Agreements are terminable at any time without penalty, on sixty days’ written notice and will terminate automatically in the event of an assignment (as defined by the 1940 Act). The Advisor will pay each sub-advisor and trading advisor monthly an annual fee based upon the average daily net assets of the Underlying Funds allocated to such firm and may reimburse certain third-party legal or consulting expenses related to the selection and management of certain types of investments for the Underlying Funds from the 1.75% advisory fee paid to the Advisor pursuant to its investment advisory agreement with the Underlying Funds Trust dated July 1, 2014. The Funds are not responsible for the payment of sub-advisor or trading advisor fees.

Compensation. Set forth below is (i) the aggregate compensation paid by the Underlying Funds to the Advisor and by the Advisor to the sub-advisors and trading advisors, expressed in dollars and as a percentage of net assets of the Trust and each Fund, during the fiscal year ended December 31, 2013, and (ii) the estimated annualized compensation to be paid by the Underlying Funds to the Advisor and by the Advisor to the sub-advisors and trading advisors, expressed in dollars and as a percentage of net assets of the Trust and each Fund, for the fiscal year ending December 31, 2014:

	Aggregate Dollar Amount	As a Percentage of Average Net Assets of the Trust	As a Percentage of Average Net Assets of Alpha	As a Percentage of Average Net Assets of Long/Short Debt	As a Percentage of Average Net Assets of Long/Short Equity	As a Percentage of Average Net Assets of Hedged Strategies	As a Percentage of Average Net Assets of Managed Futures
Fiscal Year Ended December 31, 2013	$16,566,810	1.99%	1.99%	1.96%	1.96%	1.99%	1.97%
Fiscal Year Ending December 31, 2014	$29,083,972	1.99%	1.99%	1.99%	1.97%	1.99%	1.97%

None of the sub-advisors or trading advisors is an affiliated person, as defined in section 2(a)(3) of the 1940 Act, of the Trust or the Advisor, other than by reason of serving as a sub-advisor or trading advisor.

Management of the Sub-Advisors and Trading Advisors. Set forth below are the names and principal occupations of the principal executive officers and directors (or persons engaged in similar roles) of each sub-advisor and trading advisor and the address of each are the same as those provided above for each firm.

Amundi Smith Breeden LLC
Name	Principal Occupation/Title
Amy C. Arganbright	Managing Director
Pascal M. Blanque	Director
Eric M. Brard	Director
Daniel C. Dektar	Managing Director and Chief Investment Officer
Bernard H. De Wit	Director
Jonathan M. Duensing	Managing Director
Stephen A. Eason	Director
Michael J. Giarla	Director and Chief Executive Officer
Aimee K. Harmelink	Managing Director of Legal & Compliance, Chief Compliance Officer and General Counsel
Jennifer P. Miller	Managing Director
Patrick R. Pagni	Chairman of the Board
John B. Sprow	Chief Risk Officer
Daniel R. Adler	Executive Vice President/Director of the Investment Management Group

Apis Capital Advisors, LLC
Name	Principal Occupation/Title
Daniel J. Barker	Managing Member, Chief Investment Officer, Chief Compliance Officer
Richard H. Yun	Chief Financial Officer

Boardman Bay Capital Management, LLC
Name	Principal Occupation/Title
William Boardman Graves	Managing Member and Chief Investment Officer
Kenneth B. Brown	CCO / COO / CFO

Chartwell Investment Partners, Inc.
Name	Principal Occupation/Title
Edward N. Antoian	Chief Investment Officer – Growth Group
James F. Getz	Chairman
George G. Hager	Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary
Timothy J. Riddle	Chief Executive Officer

Coe Capital Management, LLC
Name	Principal Occupation/Title
Mark D. Coe	Managing Member
Karen J. Scott	Chief Compliance Officer
Jonathan S. Yaffe	Chief Operating Officer

FrontFour Capital Group LLC
Name	Principal Occupation/Title
Zachary R. George	Partner
David A. Lorber	Partner
Stephen E. Loukas	Partner
Justin M. Hirsch	Chief Compliance Officer

GAMCO Asset Management Inc.
Name	Principal Occupation/Title
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer
Douglas R. Jamieson	President, Chief Operating Officer, Managing Director, Director
Regina M. Pitaro	Managing Director, Director
William S. Selby	Managing Director, Director
Howard F. Ward	Chief Investment Officer – Growth Portfolios
Robert Zuccaro	Chief Financial Officer
David M. Goldman	General Counsel, Secretary & Chief Compliance Officer
Christopher C. Desmarais	Managing Director
David Ourlicht	Managing Director

ISF Management, LLC
Name	Principal Occupation/Title
Edward K. Mettelman	Managing Director and Chief Compliance Officer
Matthew E. Shefler	Managing Member and Fund Manager

Jadwin Partners, LLC
Name	Principal Occupation/Title
Steven C. Deluca	Chief Compliance Officer and Manager
David C. Reale	Manager

KeyPoint Capital Management, LLC
Name	Principal Occupation/Title
Alexandra Robins	Chief Compliance Officer
Rodney B. Hinze	Managing Member and Portfolio Manager

Lutetium Capital, LP
Name	Principal Occupation/Title
Paul S. Greenberg	Chief Executive Officer
John D. Dyment	Chief Operating Officer / Chief Compliance Officer
Justin S. Mauskopf	Chief Financial Officer
Michael A. Carley	Chief Investment Officer

MeehanCombs, LP
Name	Principal Occupation/Title
Matthew M. Meehan	Chief Executive Officer and Chief Investment Officer
Charles E. Combs	President and Chief Compliance Officer

Moab Capital Partners, LLC
Name	Principal Occupation/Title
Chad H. Goldstein	Chief Financial Officer / Chief Compliance Officer
Michael M. Rothenberg	Portfolio Manager / Member

Mountaineer Partners Management, LLC
Name	Principal Occupation/Title
Mark M. Lee	Managing Member
Mark D. Simon	Chief Financial Officer/ Chief Compliance Officer
Benjamin A. Borton	Principal
John P. Hallowell	Member

MP Securitized Credit Partners, L.P.
Name	Principal Occupation/Title
Noelle J. Savarese	Co-Chief Executive Officer
Marc R. Rosenthal	Co-Chief Executive Officer
Cameron A. Hillyer	Chief Financial Officer
Robert H. Weiss	Chief Compliance Officer and General Counsel

Nicholas Investment Partners, L.P.
Name	Principal Occupation/Title
Catherine C. Somhegyi Nicholas	Chief Investment Officer
Arthur E. Nicholas	Senior Partner
Christopher P. Siriani	Chief Operating Officer, Chief Compliance Officer
Jennifer Roper	Chief Administrative Officer

OMT Capital Management, LLC
Name	Principal Occupation/Title
Thomas D. Henwood	Chief Investment Officer
Richard Duff	President and Chief Compliance Officer

Phoenix Investment Adviser LLC
Name	Principal Occupation/Title
Jeffrey L. Peskind	Senior Managing Director, Chief Executive Officer, Chief Investment Officer
Andrew Cray	Managing Director
Robert A. Youree	Managing Director, Chief Financial Officer
Michael J. Donoghue	Managing Director, President
Jeffrey S. Schultz	Chief Compliance Officer, Director of Legal and Compliance

Raven Rock Capital Management, LLC
Name	Principal Occupation/Title
Nathaniel D. Brown	Managing Member
Richard L. Godfrey	Chief Compliance Officer
Guy B. Kaplan	Managing Member
Robert C. Richardson	Managing Member

Sound Point Capital Management, L.P.
Name	Principal Occupation/Title
Kevin P. Gerlitz	Chief Financial Officer, Chief Compliance Officer
Stephen J. Ketchum	Chief Executive Officer
Brian M. Feldman	General Counsel and Chief Compliance Officer

White Oak Global Advisors, LLC
Name	Principal Occupation/Title
Matthew D. Caudill	General Counsel
Andre A. Hakkak	Managing Member and Portfolio Manager
Helene J. Jepson	Chief Compliance Officer
David M. Lund	Chief Financial Officer
Barbara Jean Schasser McKee	Managing Member and Portfolio Manager

Dominion Capital Management Fund Advisors, Inc.
Name	Principal Occupation/Title
Scott Foster	President and Chief Executive Officer
Joseph H. Vanderbosch	Executive Vice President and Chief Compliance Officer

Northfield Trading, LP
Name	Principal Occupation/Title
Marianne Beausoleil	Chief Compliance Officer
Douglas Bry	President

Revolution Capital Management, LLC
Name	Principal Occupation/Title
Mark A. Chapin	Managing Member
Michael D. Mundt	Managing Member, Chief Compliance Officer
Theodore R. Olson	Managing Member

Other Registered Investment Companies Advised or Sub-Advised by Each Sub-Advisor or Trading Advisor. Set forth below are the names of each sub-advisor and trading advisor and the names of mutual funds to which the respective firm currently acts as an advisor, sub-advisor or trading advisor with a similar investment objective as the Underlying Fund to which it is allocated. The table below states the approximate size of this mutual fund, the current approximate advisory fees paid by each advisor to its sub-advisors for the mutual fund as a percentage of average daily net assets and any applicable fee waivers or expense reimbursements.

Sub-Advisor or Trading Advisor	Fund	Net Assets Under Management as of June 30, 2014	Sub- Advisory Fee Rate	Applicable Fee Waiver or Expense Reimbursement
Apis	Balter Long/Short Equity Fund	$111.8 million	1.00%	Not applicable; Apis is sub-advisor to the fund.
Coe	Van Eck Funds Multi- Manager Alternatives Fund	$34.13 million	1.00%	Not applicable; Coe is sub-advisor to the fund.
GAMCO	Neuberger Berman Absolute Return Multi-Manager Fund	$1.52 billion	Not Disclosed	Not applicable; GAMCO and Sound Point are sub-advisors to the fund.
ISF	Persimmon Long Short Fund	$29.71 million	1.00%	Not applicable; ISF is sub-advisor to the fund.
OMT	Orinda Skyview Multi- Manager Hedged Equity Fund	$130.49 million	1.00%	Not applicable; OMT is a sub-advisor to the fund.

Amundi, Boardman, Chartwell, FrontFour, Jadwin, KeyPoint, Lutetium, Meehan, Moab, Mountaineer, MP, Nicholas, Phoenix, Raven Rock, White Oak, Dominion, Northfield and Revolution do not currently act as an investment advisor or trading advisor to mutual funds with similar investment objectives as the Underlying Funds allocated to each firm.

Information about the Advisor. Hatteras Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615, is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Advisor has also registered as a commodity pool operator with the National Futures Association with respect to the Managed Futures Fund in accordance with regulations adopted by the Commodity Futures Trading Commission under the Commodity Exchange Act.

On June 30, 2014, the Advisor acquired substantially all of the assets and assumed certain liabilities of the Funds’ prior investment advisor, Hatteras Alternative Mutual Funds, LLC, which had managed the Funds since 2009.

Information about the Funds. The Trust, on behalf of the Funds, is required by Federal law to file reports, proxy materials and other information with the SEC. The SEC maintains a website that contains information about the Funds (www.sec.gov). Any such reports, proxy materials and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

Other Information. Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is an affiliate of the Advisor. Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the Funds’ sub-distributor pursuant to a sub-distribution agreement with the Funds and the Distributor. In addition to serving as the Funds’ administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Funds’ transfer and dividend disbursing agent, and is an affiliate of Quasar. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. U.S. Bank N.A., 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212 serves as Custodian for the Funds’ securities and cash. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, also serves as Custodian for the Funds’ securities and cash.

Reports to Shareholders. COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (877) 569-2382. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

Management Ownership. To the knowledge of the Funds’ management, as of the close of business on March 31, 2014, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each share class of the Funds and less than 1% of the outstanding shares of each Fund.

Share Ownership. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 31, 2014, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Hatteras Alpha Hedged Strategies Fund, No Load shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
UBS WM USA 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-676	43.2%	UBS Americas Inc	DE	Record
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	18.5%	N/A	N/A	Record
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.7%	N/A	N/A	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8.3%	N/A	N/A	Record
PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-2052	5.4%	N/A	N/A	Record

Hatteras Alpha Hedged Strategies Fund, Class A shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	58.5%	Merrill Lynch & Co., Inc.	DE	Record
FIRST CLEARING LLC 2801 MARKET STREET SAINT LOUIS MO 63103-2523	16.4%	N/A	N/A	Record
UBS WM USA 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-676	12.4%	N/A	N/A	Record
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9.8%	N/A	N/A	Record

Hatteras Alpha Hedged Strategies Fund, Class C shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	26.9%	Morgan Stanley Smith Barney	DE	Record
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	19.4%	N/A	N/A	Record
UBS WM USA 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-676	18.2%	N/A	N/A	Record
FIRST CLEARING LLC 2801 MARKET STREET SAINT LOUIS MO 63103-2523	7.2%	N/A	N/A	Record

Hatteras Alpha Hedged Strategies Fund, Institutional Class shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	37.7%	Merrill Lynch & Co., Inc.	DE	Record
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	36.2%	Morgan Stanley Smith Barney	DE	Record
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.4%	N/A	N/A	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8.0%	N/A	N/A	Record

Hatteras Long/Short Equity Fund, Class A shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
UBS WM USA 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-676	80.9%	UBS Americas Inc	DE	Record
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11.8%	N/A	N/A	Record

Hatteras Long/Short Equity Fund, Institutional Class shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	46.8%	The Charles Schwab Corporation	DE	Record
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	27.9%	Merrill Lynch & Co., Inc.	DE	Record
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	11.3%	N/A	N/A	Record

Hatteras Long/Short Debt Fund, Class A shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
UBS WM USA 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-676	47.7%	UBS Americas Inc	DE	Record
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	13.5%	N/A	N/A	Record
TD AMERITRADE INC 200 S. 108TH AVE OMAHA NE 68154-2631	12.0%	N/A	N/A	Record
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.0%	N/A	N/A	Record
NFS LLC FEBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	6.8%	N/A	N/A	Record
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.5%	N/A	N/A	Record

Hatteras Long/Short Debt Fund, Institutional shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	46.7%	Merrill Lynch & Co., Inc.	DE	Record
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	29.3%	Morgan Stanley Smith Barney	DE	Record
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.7%	N/A	N/A	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	6.3%	N/A	N/A	Record

Hatteras Long/Short Debt Fund, Class C shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
No person owned of record or beneficially 5% or more of the outstanding shares of Class C shares	N/A	N/A	N/A	N/A

Hatteras Managed Futures Strategies Fund, Class A shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
HATTERAS ALTERNATIVE MUTUAL FUNDS LLC 8540 COLONNADE CENTER DRIVE, SUITE 401 RALEIGH, NC 27615-3052	100%	Hatteras Capital Investment Management, LLC	DE	Beneficial

Hatteras Managed Futures Strategies Fund, Institutional shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	69.6%	Fidelity Global Brokerage Group, Inc.	DE	Record
PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NE 07399-2052	30.2%	Pershing Group LLC	DE	Record

Hatteras Hedged Strategies Fund, Institutional Class shares
Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	38.3%	The Charles Schwab Corporation	DE	Record
PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NE 07399-2052	34.4%	Pershing Group LLC	DE	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	6.7%	N/A	N/A	Record
C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.2%	N/A	N/A	Record

Shareholder Proposals. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act.

Householding. Only one copy of this Information Statement and other documents related to the Funds, such as proxy materials, prospectuses and annual and semi-annual shareholder reports, etc. is being delivered to two or more security holders who share an address, unless the Funds have received contrary instructions from one or more of the security holders. Shareholders who wish to discontinue householding in the future, and shareholders sharing an address and receiving only one copy of this Information Statement, can request additional copies by calling 1-877-569-2382 or writing to Hatteras Alternative Mutual Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Important Notice regarding the Availability of Information Statement: This Information Statement is available at http://www.hatterasfunds.com/literature.

EXHIBIT A
FORM OF SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this ___ day of ________, 20___, by and among Hatteras Funds, LLC, a Delaware limited liability company (the “Advisor”), __________, a __________ company (the “Sub-Advisor”), and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”) on behalf of such series as designated by the Advisor (the “Fund”).

WHEREAS, the Trust and each series comprising the Trust, including the Fund (collectively, the “Funds”), have been formed for the purpose of creating a fund-of-funds structure with their affiliate, Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (“Hatteras Mutual Funds”), in which each series of Hatteras Mutual Funds, including any future series of Hatteras Mutual Funds, invests 100% of its assets in certain or all of the Funds; and

WHEREAS, by virtue of the fund-of-funds structure, the Sub-Advisor will indirectly serve as a sub-advisor to any series of Hatteras Mutual Funds which invests in the Fund; and

WHEREAS, the Trust, and therefore the Fund, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor has been appointed investment advisor to the Fund, pursuant to an Investment Advisory Agreement dated April 1, 2014 (the “Advisory Agreement”), which has been approved by the Trust’s Board of Trustees (the “Board of Trustees”); and

WHEREAS, the Advisor has the authority to determine, in its sole discretion, the percentage of the Trust’s net assets (i) to be contributed into or subtracted from the Fund and (ii) to be advised by the Sub-Advisor; and

WHEREAS, the Advisor and the Trust desire to retain the Sub-Advisor to assist the Advisor in providing a continuous investment program for a portion of the Fund’s assets (designated herein as a “Separate Account”) and the Sub-Advisor is willing to do so; and

WHEREAS, the Board of Trustees has approved this Agreement, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Appointment. The Advisor and the Trust hereby appoint the Sub-Advisor to serve as sub-advisor to the Advisor with respect to the Separate Account. Intending to be legally bound, the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.           Advisory Services. Subject to the supervision of the Board of Trustees and the Advisor, the Sub-Advisor will assist the Advisor in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Advisor will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s (i) registration statement filed with the Securities and Exchange Commission in effect on the date hereof and as amended or supplemented during the term of this Agreement and (ii) resolutions of the Board of Trustees applicable to the Fund. The Fund shall provide the Sub-Advisor with written notice of any changes to such objective, policies and restrictions no less than 60 days prior to the effectiveness of any such change.

Without limiting the generality of the foregoing, the Sub-Advisor further agrees that it:

(a)           will assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

(b)           will manage, in consultation with the Advisor, the Separate Account’s temporary investments in securities, cash and cash equivalents;

(c)           will place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

(d)           will consult with the Advisor on a continuous basis as to the Fund’s total assets which shall be invested in the Separate Account;

(e)           will attend either in person or via telephone regular business and investment-related meetings with the Board of Trustees and the Advisor, as requested by the Trust, the Advisor or both; and

(f)           will maintain books and records with respect to the securities transactions for the Separate Account, furnish to the Advisor and the Board of Trustees such periodic and special reports as they may reasonably request with respect to the Separate Account, and provide in advance to the Advisor all reports to the Board of Trustees for examination and review within a reasonable time prior to the Board of Trustees’ meetings.

3.            Covenants by the Sub-Advisor. The Sub-Advisor agrees with respect to the services provided to the Fund that it:

(a)           as part of its retention as a Sub-Advisor with respect to the investment of the Separate Account, a portion of the assets held by the Fund, as determined by the Advisor, is authorized by its governing documents to enter into this Agreement and the terms of this Agreement do not violate any obligation by which the Sub-Advisor is bound, whether arising by contract, operation of law or otherwise;

(b)           will maintain all necessary governmental, self regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, including its status as a Registered Investment Advisor with the Securities and Exchange Commission and will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

(c)           will telecopy trade information to the Fund’s designated Fund Accountant no later than the first business day following the day of the trade and cause broker confirmations to be sent directly to the Fund’s designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund’s existing procedures and as mutually agreed by the parties hereto;

(d)           will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except i) after prior written notification to the Trust, to respond to requests that are a part of routine regulatory audits or inspections or ii) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(e)             will maintain its own Code of Ethics and report to the Advisor’s Compliance Officer any violation of such Code that pertains to the management of the Fund, via a periodic compliance certification;

(f)           will maintain its own compliance program or manual, pursuant to Rule 206(4) -7 of the Investment Advisors Act. The Sub-Advisor will provide either the manual or a summary thereof, including updates thereto, to the Advisor’s Compliance Officer; and

(g)           in furnishing services hereunder, the Sub-Advisor will not consult with any other advisor to (i) the Funds, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Separate Account in securities or other assets. (This shall not be deemed to prohibit the Sub-Advisor from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Sub-Advisor from consulting with any other covered advisors concerning compliance with paragraphs a and b of Rule 12d3-1 under the 1940 Act.)

4.           Covenants by the Advisor and the Trust. The Advisor and the Trust agree with respect to the services provided to the Fund:

(a)           that the retention of the Sub-Advisor as investment advisor with respect to the Separate Account, is authorized by the governing documents relating to the Fund, and the terms of this Agreement do not violate any obligation by which the Fund is bound, whether arising by contract, operation of law or otherwise;

(b)           that the Sub-Advisor may use the Fund’s name on a representative client list.

5.           Services Not Exclusive. The services furnished by the Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Advisor or any affiliated person (as defined in the 1940 Act) of the Sub-Advisor or any employee, agent, manager or affiliated person of such person from acting as investment advisor or manager for any other person or persons, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Advisor or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

6.           Separate Account Transactions. Investment decisions for the Separate Account shall be made by the Sub-Advisor independently from those for any other investment companies and accounts advised or managed by the Sub-Advisor. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When the Sub-Advisor seeks to purchase or sell the same security at substantially the same time on behalf of the Separate Account and/or another investment company or account, the Sub-Advisor shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on an average price basis, and available investments will be allocated as to amount in a manner which the Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Advisor may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution on an overall basis for all the Sub-Advisor’s clients.

The Sub-Advisor shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund’s policies and restrictions regarding brokerage allocations. If applicable, the Sub-Advisor shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Advisor shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Advisor may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Advisor or any of its affiliates exercises investment discretion. The Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Advisor or the Sub-Advisor or any affiliated person of either thereof; except as permitted by Rules and Regulations of the Securities and Exchange Commission.

7.           Covenants by the Advisor. The Advisor agrees with respect to the services provided to the Advisor hereunder that the Advisor will conform to the applicable Rules and Regulations of the Securities and Exchange Commission.

8.           Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to the services provided by the Sub-Advisor hereunder.

10.         Expenses. During the term of this Agreement, the Sub-Advisor will pay its own expenses incurred in connection with the performance of its obligations under this Agreement. Nothing herein, however, shall be deemed to require the Sub-Advisor to pay any expenses of the Fund or the Advisor.

11.         Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement the Advisor will pay to the Sub-Advisor, as compensation for the services provided by the Sub-Advisor under this Agreement, a monthly fee equal to ____% (on an annualized basis) of the average net assets of the Separate Account, plus any leveraged amount applied to the Separate Account by the Advisor, over which the Sub-Advisor has trading authority. Notwithstanding Section 14 below, the Sub-Advisor shall only be entitled to compensation under this Section 11 for so long as and to the extent it has trading authority over the Separate Account, which trading authority may be terminated at any time by the Advisor in its sole discretion, when it is determined by the Advisor that it is in the best interest of the Trust to do so, without regard to the sixty (60) days notice period required for termination of this Agreement. The Advisor shall pay the Sub-Advisor as soon as practical after the last day of each calendar month, but no later than five (5) business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Separate Account in accordance with the Fund’s prospectus.

12.         Standard of Care: Limitation of Liability: Limited Indemnity. The Sub-Advisor shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Advisor in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Fund further agrees to indemnify, defend and hold the Sub-Advisor, and its managers, officers, directors, equityholders, employees and agents (“Related Persons”), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Advisor to the Fund, or in connection with the past or present performance of services to the Fund in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Advisor in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Advisor and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Advisor or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Advisor, the Fund or both may have under any such federal or state securities laws.

13.         Reference to the Sub-Advisor. Neither the Advisor nor any affiliate or agent of it shall make reference to this Agreement or use the name of the Sub-Advisor or any of its affiliates except with respect to references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Advisor to the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s registration statement and any advertising or promotional materials, provided such materials are FINRA compliant, without the prior approval of the Sub-Advisor.

14.         Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of Trustees provided that its continuance also is approved by a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ written notice, by the Board of Trustees, by the Advisor or by the Sub-Advisor or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(d), 9, 11, 12 and 13 shall survive any termination or expiration.

15.         Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the members of the Board of Trustees who are not interested persons of the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

16.         Non-Solicitation.  During the term of this Agreement and for a period of two (2) years thereafter, each of the Trust and the Advisor on one hand and the Sub Advisor on the other agrees that it will not directly or indirectly, on its own behalf or on behalf of any other person, (i) solicit, induce or encourage the resignation of any member or employee of the other party or its affiliates, including those providing support, investment management, or client solicitation services, or hire any such member or employee whom the other party or its affiliates employed at any time during the twelve (12) month period preceding the termination of this Agreement; or (ii) in any way interfere or attempt to interfere with the relationship between the other party and its affiliates and any of their members or employees.

17.         Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

  To the Sub-Advisor at:

To the Advisor at:

Hatteras Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Attn: J. Michael Fields, Chief Operating Officer
Facsimile: (919) 846-3433

with a copy to:

Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attn: Joshua B. Deringer, Esq.

To the Board of Trustees or the Fund at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Facsimile: (919) 846-3433

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention:	Thomas R. Westle, Esq.
Facsimile: (917) 332-3817

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) business day after the date of the mailing thereof.

18.     Proxy Voting. The Sub-Advisor is authorized to vote proxies received on securities held in the Separate Account. The Advisor and the Trust represent that proxy voting authority is not expressly reserved to any other party under the documents governing the Funds. All proxies will be voted in accordance with the Advisor’s written policy in effect from time to time, receipt of which the Sub-Advisor hereby acknowledges. The Advisor and the Trust shall instruct the Fund’s custodian to forward promptly to the Sub-Advisor receipt of such communications and to follow the Sub-Advisor’s instructions concerning the same. The Sub-Advisor shall not be responsible for voting proxies not timely received by the Sub-Advisor.

19.         Binding Arbitration.  The parties hereto agree that any dispute between or among any of the parties arising out of, relating to or in connection with this Agreement or the Fund or the Trust, shall be resolved exclusively through binding arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association (the “AAA”) to the fullest extent permitted by law. Both the Advisor and Sub-Advisor, understand that Arbitration is final and binding on both parties and that each party in executing this agreement is waiving their rights to seek remedies in court, including the right to jury trial. The arbitration hearing shall be held in Raleigh, North Carolina. Disputes shall not be resolved in any other forum or venue. Each party will jointly appoint one arbitrator within 30 business days after notice from the AAA of the filing of the demand for arbitration. The two arbitrators nominated by the parties will attempt to agree on a third arbitrator within 30 business days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the third arbitrator within the 30-day period, then the AAA will appoint the third arbitrator within 30 business days following the expiration of the 30-day period. Any award rendered by the arbitrators will be final and binding on the parties hereto, and judgment upon the award may be entered in the courts of the state of North Carolina and/or the U.S. District Court for the Eastern District of North Carolina, or any other court having jurisdiction over the award or having jurisdiction over the parties or their assets. The arbitration agreement contained in this Section 19 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award. In the event of arbitration as provided in this Section 19, the arbitrators will be governed by and will apply the substantive (but not procedural) law of Delaware, to the exclusion of the principles of the conflicts of law of Delaware. The arbitration will be conducted in accordance with the procedures set out in the commercial arbitration rules of the AAA. If those rules are silent with respect to a particular matter, the procedure will be as agreed by the parties, or in the absence of agreement among or between the parties, as established by the arbitrators. Notwithstanding any other provision of this Agreement, this Section 19 will be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Uniform Arbitration Act (10 Del. C ss. 5701 et seq.) (the “Delaware Arbitration Act”). If, nevertheless, it is determined by a court of competent jurisdiction that any provision or wording of this Section 19, including any rules of the AAA, are invalid or unenforceable under the Delaware Arbitration Act or other applicable law, such invalidity will not invalidate all of this Section 19. In that case, this Section 19 will be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 19 will be construed to omit such invalid or unenforceable provision.

20.     Legal Proceedings. The Sub-Advisor will not advise or act for the Advisor of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held in the Fund or the issuers of these securities, without the prior written consent of the Advisor.

21.         Force Majeure.  In addition, and without limiting any other provision of this Agreement, the Sub-Advisor shall not be liable for (i) force majeure or other events beyond the control of the Sub-Advisor, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Advisor or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Advisor.

22.         Limits on Obligations. Notwithstanding anything to the contrary in this Agreement, in no event will the Sub-Advisor be obligated to effect any transaction or instruction it believes (without verification or inquiry) would violate any law, rule or regulation; the rules or regulations of any regulatory or self-regulatory body; or the Sub-Advisor’s legal, regulatory, or operational policies and procedures; provided, however, that the Sub-Advisor must provide the Advisor written notice of its decision not to effect a transaction within one business day of such decision.

23.         Independent Agent. It is understood and agreed that the Sub-Advisor shall be an independent contractor of the Advisor and the Trust and, except as specifically provided in this Agreement, that the Sub-Advisor shall not have authority to act for or represent the Advisor or the Trust in any way and shall not otherwise be deemed to be an agent of the Advisor or the Trust. Nothing contained herein shall create or constitute the Sub-Advisor and the Advisor or Trust as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything contained herein be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other such entity.

24.         Miscellaneous. Neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25.         Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

26.         Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act.

27.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

________________________________

By: _____________________________
Name: ___________________________
Title: ____________________________

Hatteras Funds, LLC

By: _____________________________
Name: J. Michael Fields
Title:  Chief Operating Officer

Underlying Funds Trust

By: _____________________________
Name: J. Michael Fields
Title:  Secretary

EXHIBIT B
FORM OF TRADING AGREEMENT

THIS AGREEMENT is made and entered into as of this ____day of ________, 20___, by and among Hatteras Funds, LLC, a Delaware limited liability company (the “Advisor”), _____________ a ___________ company (the “Trader”), and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”) on behalf of the __________ (the “Fund”).

WHEREAS, the Trust and each series comprising the Trust, including the Fund (collectively, the “Funds”), have been formed for the purpose of creating a fund-of-funds structure with their affiliate, Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (“Hatteras Mutual Funds”), in which each series of Hatteras Mutual Funds, including any future series of Hatteras Mutual Funds, invests 100% of its assets in certain or all of the Funds; and

WHEREAS, the Advisor, on behalf of the Fund, may allocate a portion of the Fund’s assets not to exceed in the aggregate 25% of its assets to one or more separate trading accounts or such allocated portion of the Fund’s assets may be maintained by the Fund’s custodian in a separate account designated as a collateral account for the benefit of NewEdge or such other counterparty approved from time to time by the Trust’s board of trustees (the “CounterParty”) established for the purpose of collateralizing one or more swap agreements entered into between the CounterParty and the Trader for the Fund to access exposure to certain Commodity Interests (as hereinafter defined) (collectively, each being referred to herein as a “HTA Separate Trading Account”) established for Hatteras Trading Advisors, an exempted company incorporated in the Cayman Islands (“HTA”) and a wholly-owned subsidiary of the Fund; and

WHEREAS, the Fund will maintain a cash sub-account (the “Cash Sub-Account”) corresponding to the HTA Separate Trading Account established for a Trader that will be held by the Fund’s custodian and invested in cash or cash equivalents by the Advisor; and

WHEREAS, by virtue of the fund-of-funds structure, the Trader will serve as a commodity trading adviser (“CTA”) for the HTA Separate Trading Account established for such Trader and, therefore, indirectly of the Fund and ultimately to any series of Hatteras Mutual Funds which invests in the Fund; and

WHEREAS, the Trust, and therefore the Fund, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor has been appointed investment advisor to the Fund and pursuant to an Investment Advisory Agreement and separately to HTA, pursuant to the Cayman Investment Advisory Agreement, each dated April 1, 2014 (each an “Advisory Agreement”), which has been approved by the Trust’s Board of Trustees (the “Board of Trustees”); and

WHEREAS, the Advisor has the authority to determine, in its sole discretion, the percentage of the Trust’s net assets to be contributed into or subtracted from the Fund including the portion thereof that will be allocated to the HTA Separate Trading Account established for and to be traded by the Trader; and

WHEREAS, the Advisor and the Trust desire to retain the Trader to assist the Advisor in providing a continuous investment program for that portion of the Fund’s assets allocated to the HTA Separate Trading Account from the Fund’s assets and, the Trader is willing to do so; and

WHEREAS, the Board of Trustees has approved this Agreement, and the Trader is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.   Appointment. The Advisor and the Trust hereby appoint the Trader to serve as CTA with respect to that portion of the Fund’s assets allocated to the HTA Separate Trading Account and established for the Trader. Intending to be legally bound, the Trader accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.   Advisory Services. Subject to the supervision of the Board of Trustees and the Advisor, the Trader will assist the Advisor in providing a continuous investment program for that portion of the Fund’s assets allocated to the Trader’s HTA Separate Trading Account including, investment research and management with respect to commodity interests, including, futures contracts, options on futures contracts, forward contracts or commodities, and swaps (“Commodity Interests”). The Trader will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s (i) registration statement filed with the Securities and Exchange Commission (the “SEC”) in effect on the date hereof and as amended or supplemented during the term of this Agreement and (ii) resolutions of the Board of Trustees applicable to the Fund. The Fund shall provide the Trader with written notice of any changes to such objective, policies and restrictions no less than 60 days prior to the effectiveness of any such change.

Without limiting the generality of the foregoing, the Trader further agrees that it:

(a)           will assist in determining from time to time what Commodity Interests will be purchased, retained or sold for its HTA Separate Trading Account;

(b)           will place orders pursuant to its investment determinations for its HTA Separate Trading Account with any futures commission merchant selected at the discretion of the Trader;

(c)           will attend either in person or via telephone regular business and investment-related meetings with the Board of Trustees and the Advisor, as requested by the Trust, the Advisor or both; and

(d)           will maintain books and records with respect to the Commodity Interests held in its HTA Separate Trading Account, furnish to the Advisor and the Board of Trustees such periodic and special reports as they may reasonably request with respect to its HTA Separate Trading Account and provide in advance to the Advisor all reports to the Board of Trustees for examination and review within a reasonable time prior to the Board of Trustees’ meetings.

3.   Covenants by the Trader. The Trader agrees with respect to the services provided to its HTA Separate Trading Account and indirectly the Fund that it:

(a)           as part of its retention as a CTA with respect to the trading of its HTA Separate Trading Account, is authorized by its governing documents to enter into this Agreement and the terms of this Agreement do not violate any obligation by which the Trader is bound, whether arising by contract, operation of law or otherwise;

(b)           will maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, including its status as a CTA with the Commodity Futures Trading Commission (the “CFTC”) and, if applicable, as a Registered Investment Adviser with the SEC and will conform with all applicable Rules and Regulations of the CFTC and, if applicable, the SEC;

(c)           will electronically deliver trade information to the Fund’s designated Fund Accountant no later than the first business day following the day of the trade and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund’s existing procedures and as mutually agreed by the parties hereto;

(d)           will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except (i) after prior written notification to the Trust, to respond to requests that are a part of routine regulatory audits or inspections or (ii) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Trader may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(e)             will maintain its own Code of Ethics and report to the Advisor’s Compliance Officer any violation of such Code that pertains to the management of the Fund, via a periodic compliance certification;

(f)             will maintain its own compliance program or manual, pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940 and, as may be required from time to time, for all CTAs registered with the CFTC. The Trader will provide either the manual or a summary thereof, including updates thereto, to the Advisor’s Compliance Officer; and

(g)             in furnishing services hereunder, the Trader will not consult with any other CTA to (i) the Funds, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning the Commodity Interests held in its HTA Separate Trading Account. (This shall not be deemed to prohibit the Trader from consulting with any of its affiliated persons concerning transactions in the Commodity Interests. This shall also not be deemed to prohibit the Trader from consulting with any other covered CTAs concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act, if applicable.)

4.   Covenants by the Advisor and the Trust. The Advisor and the Trust agree with respect to the services provided to the Fund:

(a)           that the retention of the Trader as a CTA with respect to the HTA Separate Trading Account established for the Trader, is authorized by the governing documents relating to the Fund, and the terms of this Agreement do not violate any obligation by which the Fund is bound, whether arising by contract, operation of law or otherwise;

(b)           that the Trader may use the HTA name on a representative client list.

(c)           that the Advisor and the Trust will treat confidentially and as proprietary information of the Trader, all records and other information relative to the Trader and its affiliates and will not use such records and information for any purpose other than the performance of its duties and obligations hereunder or pursuant to disclosure requirements under the Federal securities laws (except (i) after prior written notification to the Trader, to respond to requests that are a part of routine regulatory audits or inspections or (ii) after prior notification to and approval in writing by the Trader, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Advisor or Trust may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust); and

(d)           that each of the Advisor and the Trust will maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body and will conform with all applicable rules and regulations of the SEC and other applicable law and regulations.

5.   Services Not Exclusive. The services furnished by the Trader hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Trader or any affiliated person of the Trader or any employee, agent, manager or affiliated person of such person from acting as a CTA for any other person or persons, including other investment vehicles or separate accounts of any type with investment objectives and policies the same as or similar to those of the Fund or the HTA Separate Trading Account, or (ii) limit or restrict the Trader or any such employee, agent, manager or affiliated person from buying, selling or trading any Commodity Interests for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Trader agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

6.   HTA Separate Trading Account Transactions. The HTA Separate Trading Account and other accounts advised or managed by the Trader may invest in the same Commodity Interests. When the Trader seeks to purchase or sell the same Commodity Interests at substantially the same time on behalf of its HTA Separate Trading Account and/or another account, the Trader shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on either an average price basis or high to high/low to low price basis, and available investments will be allocated as to amount in a manner which the Trader believes to be equitable to the HTA Separate Trading Account and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the HTA Separate Trading Account or the size of the position obtained or sold by the HTA Separate Trading Account. To the extent permitted by law, the Trader may aggregate the Commodity Interests to be sold or purchased for the HTA Separate Trading Account with those to be sold or purchased for other accounts in order to obtain best execution on an overall basis for all the Trader’s clients. In that connection, however, the Trader agrees that: (i) in rendering consulting, advisory and management services to other Commodity Interest trading accounts and entities, it will use its best efforts to achieve an equitable treatment of all accounts and will use a fair and reasonable system of order entry for all accounts; and (ii) it will not deliberately use any trading strategies for the HTA Separate Trading Account which it or its principals know are inferior to those employed by other accounts. The Trader further agrees to be aware of the position limits imposed on certain Commodity Interest contracts by the CFTC or applicable contract market. The Trader will be entitled to use that portion of the applicable position limits that bears the same relationship that the HTA Separate Trading Account's assets allocated to it bears to all of the HTA Separate Trading Account's assets. If, at any time during the term of this Agreement, the Trader is required to aggregate the HTA Separate Trading Account's Commodity Interest positions with the positions of any other person for purposes of applying the CFTC or exchange imposed speculative position limits, the Trader will promptly notify the Advisor if the HTA Separate Trading Account's positions are included in an aggregate amount which exceeds the applicable speculative position limit. If the speculative positions limits are reached in any Commodity Interest contract, the Trader will modify the trading instructions to the HTA Separate Trading Account and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts. The Trader currently believes and represents that such speculative limits will not materially affect its trading recommendations or strategy for the HTA Separate Trading Account given the Trader's current accounts and all proposed accounts for which the Trader has a contract to act as a CTA.

The Disclosure Document of the Trader and any other information relating to the Trader, its businesses, principals, and past performance record that has been requested by the Advisor, has been delivered to the Advisor and is current, accurate and complete in all material respects and is in compliance with all applicable laws, rules and regulations, including Part 4 of the CFTC regulations, and the Trader will provide the Advisor with updated or amended copies of any such materials.

The Trader shall place orders for the purchase and sale of all Commodity Interests for its HTA Separate Trading Account and will utilize futures commission merchants to execute transactions in accordance with the Fund’s policies and restrictions regarding trade allocations.

7.   Covenants by the Advisor. The Advisor agrees with respect to the services provided to the Advisor hereunder that the Advisor will conform to the applicable Rules and Regulations of the SEC.

8.   Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

9.   Books and Records. In compliance with the requirements of Rule 31a-3 of the 1940 Act and Rule 4.23 of the CFTC, the Trader hereby agrees that all records which it maintains for its HTA Separate Trading Account are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Trader further agrees to preserve for the periods prescribed by Rule 31a-2 of the 1940 Act and Rule 4.23 of the CFTC, if applicable, the records required to be maintained by the CFTC and the SEC, if applicable, with respect to the services provided by the Trader hereunder.

10.         Expenses. During the term of this Agreement, the Trader will pay its own expenses incurred in connection with the performance of its obligations under this Agreement. Nothing herein, however, shall be deemed to require the Trader to pay any expenses of its HTA Separate Trading Account, the Fund or the Advisor.

11.         Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement the Advisor will pay to the Trader, as compensation for the services provided by the Trader under this Agreement including, for providing advice regarding any swaps entered into with a CounterParty, a monthly fee equal to -% (on an annualized basis) of the aggregate average net assets of the Trader’s HTA Separate Trading Account and the corresponding Cash Sub-Account, plus any leveraged amount applied to such assets by the Advisor, over which the Trader has trading authority. Notwithstanding Section 14 below, the Trader shall only be entitled to compensation under this Section 11 for so long as and to the extent it has trading authority over its HTA Separate Trading Account, which trading authority may be terminated at any time by the Advisor in its sole discretion when it is determined by the Advisor that it is in the best interest of the Fund and the Trust to do so, without regard to the sixty (60) days notice period required for termination of this Agreement. The Advisor shall pay the Trader as soon as practical after the last day of each calendar month, but no later than five (5) business days after the end of each month. The Advisor or its designee shall provide the Trader with a fee reconciliation report with each monthly payment. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the aggregate average net assets of the Trader’s HTA Separate Trading Account and the corresponding Cash Sub-Account, in accordance with the Fund’s prospectus.

12.         Standard of Care: Limitation of Liability: Limited Indemnity. The Trader shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other accounts and customers, but shall not be liable for any action taken or omitted by the Trader in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Fund further agrees to indemnify, defend and hold the Trader, and its managers, officers, directors, equity holders, employees and agents (“Related Persons”), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a CTA for the HTA Separate Trading Account, or in connection with the past or present performance of services to the Fund in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Trader in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Advisor and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Trader or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Advisor, the Fund or both may have under any such federal or state securities laws.

13.         Reference to the Trader. Neither the Advisor nor any affiliate or agent of it shall make reference to this Agreement or use the name of the Trader or any of its affiliates except with respect to references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Trader to the HTA Separate Trading Account or the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s registration statement and any advertising or promotional materials, provided such materials are FINRA compliant, without the prior approval of the Trader.

14.         Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of Trustees provided that its continuance also is approved by a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ written notice, by the Board of Trustees, by the Advisor or by the Trader or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(d), 9, 11, 12, 13 and 16 shall survive any termination or expiration.

15.         Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the members of the Board of Trustees who are not interested persons of the Advisor or the Trader, cast in person at a meeting called for the purpose of voting on such approval.

16.         Non-Solicitation. During the term of this Agreement and for a period of two (2) years thereafter, each of the Trust and the Advisor on one hand and the Trader on the other agrees that it will not directly or indirectly, on its own behalf or on behalf of any other person, (i) solicit, induce or encourage the resignation of any member or employee of the other party or its affiliates, including those providing support, investment management, or client solicitation services, or hire any such member or employee whom the other party or its affiliates employed at any time during the twelve (12) month period preceding the termination of this Agreement; or (ii) in any way interfere or attempt to interfere with the relationship between the other party and its affiliates and any of their members or employees.

17.         Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Trader at:

To the Advisor at:

Hatteras Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Attn: J. Michael Fields, Chief Operating Officer
Facsimile: (919) 846-3433

with a copy to:

Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attn: Joshua B. Deringer, Esq.

To the Board of Trustees or the Fund at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Facsimile: (919) 846-3433

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention:	Thomas R. Westle, Esq.
Facsimile: (917) 332-3817

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) business day after the date of the mailing thereof.

18.         Legal Proceedings. The Trader will not advise or act for the Advisor of the Fund in any legal proceedings, including bankruptcies or class actions, involving Commodity Interests held or previously held in the HTA Separate Trading Account or the Fund without the prior written consent of the Advisor.

19.         Binding Arbitration.  The parties hereto agree that any dispute between or among any of the parties arising out of, relating to or in connection with this Agreement or HTA, the Fund or the Trust, shall be resolved exclusively through binding arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association (the “AAA”) to the fullest extent permitted by law. Both the Advisor and Trader, understand that Arbitration is final and binding on both parties and that each party in executing this agreement is waiving their rights to seek remedies in court, including the right to jury trial. The arbitration hearing shall be held in Raleigh, North Carolina. Disputes shall not be resolved in any other forum or venue. Each party will jointly appoint one arbitrator within 30 business days after notice from the AAA of the filing of the demand for arbitration. The two arbitrators nominated by the parties will attempt to agree on a third arbitrator within 30 business days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the third arbitrator within the 30-day period, then the AAA will appoint the third arbitrator within 30 business days following the expiration of the 30-day period. Any award rendered by the arbitrators will be final and binding on the parties hereto, and judgment upon the award may be entered in the courts of the state of North Carolina and/or the U.S. District Court for the Eastern District of North Carolina, or any other court having jurisdiction over the award or having jurisdiction over the parties or their assets. The arbitration agreement contained in this Section 19 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award. In the event of arbitration as provided in this Section 19, the arbitrators will be governed by and will apply the substantive (but not procedural) law of Delaware, to the exclusion of the principles of the conflicts of law of Delaware. The arbitration will be conducted in accordance with the procedures set out in the commercial arbitration rules of the AAA. If those rules are silent with respect to a particular matter, the procedure will be as agreed by the parties, or in the absence of agreement among or between the parties, as established by the arbitrators. Notwithstanding any other provision of this Agreement, this Section 19 will be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Uniform Arbitration Act (10 Del. C ss. 5701 et seq.) (the “Delaware Arbitration Act”). If, nevertheless, it is determined by a court of competent jurisdiction that any provision or wording of this Section 19, including any rules of the AAA, are invalid or unenforceable under the Delaware Arbitration Act or other applicable law, such invalidity will not invalidate all of this Section 19. In that case, this Section 19 will be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 19 will be construed to omit such invalid or unenforceable provision.

20.         Force Majeure.In addition, and without limiting any other provision of this Agreement, the Trader shall not be liable for (i) force majeure or other events beyond the control of the Trader, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Trader or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Trader.

21.         Limits on Obligations. Notwithstanding anything to the contrary in this Agreement, in no event will the Trader be obligated to effect any transaction or instruction it believes (without verification or inquiry) would violate any law, rule or regulation; the rules or regulations of any regulatory or self-regulatory body; or the Trader’s legal, regulatory, or operational policies and procedures; provided, however, that the Trader must provide the Advisor written notice of its decision not to effect a transaction within one business day of such decision.

22.         Independent Agent. It is understood and agreed that the Trader shall be an independent contractor of the Advisor and the Trust and, except as specifically provided in this Agreement, that the Trader shall not have authority to act for or represent the Advisor or the Trust contained herein shall create or constitute the Trader and the Advisor or Trust as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything contained herein be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other such entity.

23.         Miscellaneous. Neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

24.         Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

25.         Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law in a manner not in conflict with the provisions of the CFTC or the 1940 Act, as applicable.

26.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

_____________________________

By: ________________
Name:   _________________
Title:     _________________

Hatteras Funds, LLC

By: __________________
Name: J. Michael Fields
Title:  Chief Operating Officer

Underlying Funds Trust

By: __________________
Name: J. Michael Fields
Title:  Secretary

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of its series
Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Debt Fund, Hatteras Long/Short Equity Fund, Hatteras Hedged Strategies Fund and Hatteras Managed Futures Strategies Fund
(collectively, the “Funds”)
c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701

 IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF THE INFORMATION STATEMENT

July 25, 2014

As a shareholder of the Funds, you are receiving this notice regarding the internet availability of an Information Statement relating to the hiring of new sub-advisors and trading advisors to manage the Funds’ assets. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement.

As a mutual fund of funds, each of the Funds pursues its investment objective by investing in other affiliated mutual funds (“Underlying Funds”), each a series of Underlying Funds Trust. Hatteras Funds, LLC (the “Advisor”) is responsible for selecting investment sub-advisors and trading advisors to manage the assets of the Underlying Funds in which each Fund invests. Following the recent change in control of the Funds’ prior investment adviser (as described more fully in the Information Statement), the Board of Trustees (the “Board”) of Underlying Funds Trust, including a majority of the Trustees who are not “interested persons” of Underlying Funds Trust (as defined in the Investment Company Act of 1940, as amended), voted at in-person meetings on November 21, 2013 and March 4, 2014 to approve new Sub-Advisory Agreements and new Trading Agreements, each of which became effective on July 1, 2014, by and among the Advisor, the Underlying Funds Trust, on behalf of the Underlying Funds, and each of the investment sub-advisors (the “Prior Sub-Advisors”) and trading advisors (the “Prior Trading Advisors”) listed below. Additionally, at a meeting of the Board on May 28, 2014, the Board approved the addition of the three new sub-advisors listed below (the “New Sub-Advisors”).

Prior Sub-Advisors
Amundi Smith Breeden LLC Apis Capital Advisors, LLC Chartwell Investment Partners, Inc. Coe Capital Management, LLC FrontFour Capital Group LLC GAMCO Asset Management Inc.	ISF Management, LLC, Jadwin Partners, LLC KeyPoint Capital Management, LLC MeehanCombs, LP Mountaineer Partners Management, LLC MP Securitized Credit Partners L.P.	Nicholas Investment Partners, L.P. OMT Capital Management, LLC Phoenix Investment Adviser LLC Raven Rock Capital Management, LLC Sound Point Capital Management, L.P. White Oak Global Advisors, LLC
New Sub-Advisors Boardman Bay Capital Management LLC Lutetium Capital, LP Moab Capital Partners, LLC	Prior Trading Advisors Dominion Capital Management Fund Advisors, Inc. Northfield Trading, LP Revolution Capital Management, LLC

Additional information about the Advisor, Prior Sub-Advisors, Prior Trading Advisors and New Sub-Advisors, each Sub-Advisory Agreement and Trading Agreement and the Board’s approval of each Sub-Advisory Agreement and Trading Agreement is contained in the Information Statement.

Please note that, pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission, the Advisor is permitted, subject to certain conditions and approval of the Board, to enter into and materially amend sub-advisory agreements and trading agreements without seeking shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this notice, the Funds are notifying you that they are making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. The full Information Statement, as well as the Funds’ most recent Annual or Semi-Annual Report, will be available for printing on the Funds’ website at www.hatterasfunds.com/literature until at least October 31, 2014. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Funds at (877) 569-2382.

If you would like to receive a paper or e-mail copy of the Information Statement or the most recent Annual or Semi-Annual Report, you must request one. There is no charge to you to obtain a copy.